UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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THE TARGET PORTFOLIO TRUST
(Name of Registrant As Specified In Its Charter)
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at www.prudentialfunds.com/info

THE TARGET PORTFOLIO TRUST

Prudential Core Bond Fund

(formerly, Target Intermediate-Term Bond Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT
April 15, 2015

To the Shareholders:

On December 9-11, 2014, at regular meetings of the Board of Trustees (the “Board”) of The Target Portfolio Trust (the “Trust”), the Trustees approved the appointment of Prudential Investment Management, Inc. (“PIM’) to replace Pacific Investment Management Company LLC (“PIMCO”) as subadviser to the Prudential Core Bond Fund (the “Fund”), a series of the Trust, effective January 22, 2015.

Prudential Investments LLC (“PI” or the “Manager”), the Trust’s investment manager, has: (i) entered into a new subadvisory agreement with PIM relating to the Fund (the “New Subadvisory Agreement”); and (ii) terminated the subadvisory agreement with PIMCO relating to the Fund.

This Information Statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreement and provides you with an overview of its terms. PI will continue as the Fund's investment manager. This Information Statement does not require any action by you. It is provided to inform you about PIM’s replacement of PIMCO as subadviser to the Fund.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

LR758

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at www.prudentialfunds.com/info

THE TARGET PORTFOLIO TRUST

Prudential Core Bond Fund

(formerly, Target Intermediate-Term Bond Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT
April 15, 2015

This Information Statement is being furnished in lieu of a proxy statement to beneficial shareholders of the Prudential Core Bond Fund (the “Fund”), a series of The Target Portfolio Trust (the “Trust”), pursuant to the terms of an order (the “Manager of Managers Order”) issued by the Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits Prudential Investments LLC (“PI” or the “Manager”), as the Fund's investment manager, to hire new wholly-owned subadvisers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining shareholder approval.1

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust.

The Trustees of the Trust are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The principal executive offices of the Trust are located at 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as the investment manager of the Fund.

This Information Statement relates to the approval by the Trustees of a new subadvisory agreement for the Fund (the “New Subadvisory Agreement”). At regular meetings of the Trustees held on December 9-11, 2014 (the “Meeting”), the Trustees, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the “Independent Trustees”), unanimously approved: (i) a New Subadvisory Agreement between PI and Prudential Investment Management, Inc. (“PIM”) with respect to the Fund; and (ii) the termination of the previous subadvisory agreement between PI and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Fund (the “Prior Subadvisory Agreement”). The new subadvisory arrangement became effective as of January 22, 2015. Thereafter, effective as of February 17, 2015, the Fund implemented new investment policies and strategies, adopted a new investment objective, and changed its name.

PI and/or its affiliates will pay for the costs associated with preparing and distributing this Information Statement. A Notice of Internet Availability for this Information Statement will be mailed on or about April 15, 2015 to shareholders investing in the Fund as of February 2, 2015.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1 See Notice of Application (Release No. IC – 31342)(Nov. 20, 2014) and Order (Release No. IC – 31377)(Dec. 16, 2014).

NEW SUBADVISORY AGREEMENT

Board Consideration of New Subadvisory Agreement

Approval of a New Subadvisory Agreement

The Board, including a majority of the Independent Trustees, met during the Board Meeting that took place on December 9-11, 2014, to consider the Manager’s proposal to change the investment management fees, subadvisory arrangements, investment objective, investment strategies, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning) of the Target Intermediate-Term Bond Portfolio (the Portfolio).2 In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning. The materials included, among other things, a detailed presentation by PIM of the new investment strategy and information about the performance of other accounts and one registered fund that are managed pursuant to the strategy. The Trustees also reviewed the Portfolio’s current expenses and its estimated expenses after the Portfolio Repositioning as compared to a peer group selected by Lipper, Inc. with investment policies and strategies similar to those of the Portfolio after the Portfolio Repositioning. It was further noted that it was proposed that the new Subadvisory Agreement become effective under exemptive relief currently pending with3 the staff of the SEC, pursuant to which the Manager is permitted to enter into subadvisory agreements with wholly-owned subadvisers, such as PIM, without shareholder approval but with Board approval. The Manager advised the Trustees that Portfolio shareholders approved the Manager’s reliance on the exemptive relief at a shareholder meeting held on December 3, 2014.

At the Meeting, the Board, including a majority of the Independent Trustees, approved the amendment of the Investment Management Agreement between the Trust and the Manager (the Investment Management Agreement) to reduce the investment management fee payable by the Portfolio to the Manager, the termination of the existing subadvisory agreement relating to the Portfolio between the Manager and the current subadviser, the execution of a new subadvisory agreement relating to the Portfolio between the Manager and PIM, and changes to the Portfolio’s investment objective and strategies as outlined at the meeting. At the Board Meeting, the Board received presentations from representatives of the Manager and PIM and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the amendment to the Investment Management Agreement and the proposed subadvisory arrangement. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Investment Management Agreement and the proposed subadvisory arrangement are discussed separately below.

Nature, Quality, and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 9-11, 2014 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, and that the Manager provided a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of PIM, as well as the provision of fund recordkeeping, compliance and other services to the Portfolio. With respect to the Manager’s oversight of PIM, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of PIM. The Board also noted that the Manager pays the salaries of all the officers and non-independent Trustees of the Portfolio. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Portfolio and PIM, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the Portfolio and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended Investment Management Agreement for the Portfolio will be similar in nature to those provided under the current management agreement.

With respect to PIM, the Board noted that it had received and considered information about PIM at the June 9-11, 2014 meetings in connection with the renewal of the subadvisory agreements between the Manager and PIM with respect to other Prudential Retail Funds, and that the Manager provided a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year regarding the nature, quality and extent of services provided by PIM. The Board considered, among other things, the qualifications, background and experience of PIM’s portfolio managers who will be responsible for the day-to-day management of the Portfolio following the Portfolio Repositioning, as

2 The name of the Target Intermediate-Term Bond Portfolio was changed to the Prudential Core Bond Fund effective February 17, 2015.

3 The SEC issued the order on the Portfolio’s application for exemptive relief on December 16, 2014.

well as information on PIM’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to PIM. The Board noted that it was satisfied with the nature, quality and extent of services provided by PIM with respect to the other Prudential Retail Funds served by PIM and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PIM under the proposed subadvisory agreement for the Portfolio would be similar in nature to those provided under the other subadvisory agreements. The Board noted that PIM is affiliated with the Manager.

Investment Performance

The Board considered that it was approving PIM as the sole subadviser for the Portfolio and that PIM would be implementing new investment policies and strategies for the Portfolio as part of the Portfolio Repositioning. The Board reviewed performance information for the other accounts and the registered fund that are managed pursuant to the investment policies and strategies that are proposed to be adopted for the Portfolio as part of the Portfolio Repositioning.

Fee rates

The Board considered the proposed management fees under the revised management agreement of 0.35% of average daily net assets to be paid by the Portfolio to the Manager, a reduction from the current fees of 0.45% of average daily net assets. The Board considered the proposed subadvisory fees to be paid by the Manager to PIM of 0.20% of the Portfolio’s average daily net assets, which is a reduction from the fee paid to the current subadviser of 0.25% of the Portfolio’s average daily net assets.

The Board considered that the subadvisory fees would be paid by the Manager to PIM for the Portfolio. Therefore, a change in the subadvisory fee rate would not change the investment management fee paid by the Portfolio or its shareholders. The Board also considered that the Portfolio’s current subadviser is not affiliated with the Manager and that PIM is an affiliate of the Manager. Any change in the effective subadvisory fee rate would change the net investment management fee retained by the Manager. The net investment management fees to be retained by the Manager under the proposed subadvisory arrangement with PIM would be reviewed in connection with any proposed future renewal of the Portfolio’s investment management agreement or the proposed subadvisory agreement with PIM for the Portfolio. The Board considered that as part of the Portfolio Repositioning, the Manager had agreed to add reduce its investment management fees, which would benefit the Portfolio and its shareholders. The Board also considered comparable subadvisory fees provided by the Manager and PIM, as applicable.

The Board noted that the Portfolio’s proposed contractual management fee of 0.35% of the Portfolio’s average daily net assets and the proposed total expenses were in the first quartile (first quartile being the lowest fee) of the Lipper Peer Group. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

The Board was provided with information on the profitability of the Manager in serving as the Portfolio’s investment manager. The Board discussed with the Manager the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of the Manager in relation to the services rendered was not unreasonable.

The Board noted that the current subadviser was not affiliated with the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the subadviser out of its management fee. The Board further noted that PIM is affiliated with the Manager and that the Board will not separately consider the profitability of the affiliated subadviser as its profitability will be reflected in the Manager’s profitability report.

Economies of Scale

The Board noted that the proposed management fee schedule for the Portfolio, which is a reduction from the current management fee, does not include breakpoints. The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow beyond current levels. The Board took note that the Portfolio’s reduced fees would result in benefits to Portfolio shareholders. These benefits will accrue whether or not the Manager is then realizing any economies of scale. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale with respect to the Portfolio or how great they may be. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Manager’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in the Portfolio’s fee schedule is acceptable at this time.

The Board noted that the proposed subadvisory fee for the Portfolio was lower than the fee paid by the Manager to the current subadviser. The Board also reviewed information comparing the proposed subadvisory fee to the fees charged by PIM to other accounts managed pursuant to the same strategy. The Board noted that the proposed fee did not contain breakpoints. The Board also noted that it would consider economies of scale in connection with the annual review of advisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and PIM. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by PIM were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and PIM at the Board Meeting, the Board concluded that approving the amendment to the Investment Management Agreement and the new subadvisory agreement with PIM were in the best interests of the Portfolio and its shareholders.

***

The New Subadvisory Agreement is attached as Exhibit A.

Information about PIM

PIM, like PI, is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984.  The Fixed Income unit of PIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PIM and is responsible for the management of the Fund.  As of December 31, 2014 PIM had approximately $934 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Terms of the New Subadvisory Agreement

PIM is compensated by the Manager (and not the Fund) for assets it manages. The subadvisory fee rate under the Prior Subadvisory Agreement; the fees paid to PIMCO for the fiscal period ended July 31, 2014, and the subadvisory fee rate under the New Subadvisory Agreement are set forth in the table below.

Prior Subadvisory Fee Rate	Subadvisory Fees for the Fiscal Period Ended July 31, 2014*	New Subadvisory Fee Rate*
PIMCO 0.25% of average daily net assets	PIMCO $238,126	0.20% of average daily net assets

*During 2014, the Fund changed its fiscal year-end from October 31 to July 31. The figures shown above are for the fiscal period from November 1, 2013 through July 31, 2014.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, PIM is responsible for managing the investment operations of a portion of the assets of the Fund and for making investment decisions and placing orders to purchase and sell securities for a portion of the assets of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. PIM is the sole subadviser for the Fund and as a result is responsible for managing the investment operations, making investment decisions and placing purchase and sale orders for all of the Fund’s assets. In accordance with the requirements of the 1940 Act, PIM will provide the Manager with access to all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Investment Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by PIM or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

Under the New Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers, and futures commission merchants who provide to the Manager or PIM, without cost, certain investment research, economic analysis, statistical and quotation services of value to one or more entities in advising the Fund and other advisory clients. Although the Manager and PIM, as applicable, will give primary consideration to obtaining the best price and efficient execution for the Fund, they will be authorized under the New Subadvisory Agreement to pay higher commissions for such research and investment services. In addition, the Manager and PIM, as applicable, will be permitted to aggregate purchase and sale orders for the Fund with those for other clients in order to obtain more favorable prices or lower commissions. These brokerage arrangements are consistent with the brokerage arrangements in place under the Prior Subadvisory Agreement with PIMCO for the Fund.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, PIM will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

MANAGEMENT OF THE TRUST

The Manager

The Trust is managed by PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

As of December 31, 2014, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $251.6 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”). PI is organized in New York as a limited liability company.

The Investment Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the 1940 Act) at meetings held on December 9-11, 2014, for the purpose of considering a reduction of the management fee payable by the Fund under the Investment Management Agreement as part of the Portfolio Repositioning.

Terms of the Investment Management Agreement

Pursuant to the “Investment Management Agreement, PI, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian (the “Custodian”) and Prudential Mutual Fund Services LLC (“PMFS”). The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice. To the extent that PI agrees to waive its fee or subsidize the Fund’s expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

■	the salaries and expenses of all of its and the Fund’s personnel except the fees and expenses of Independent Board Members;
■	all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; and
■	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.

Under the terms of the Investment Management Agreement, the Fund is responsible for the payment of the following expenses:

■	the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to the Manager;
■	the fees and expenses of Independent Board Members and non-management Interested Board Members;
■	the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares;
■	the charges and expenses of the Fund’s legal counsel and independent auditors and of legal counsel to the Independent Board Members;
■	brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Fund to governmental agencies;
■	the fees of any trade associations of which the Fund may be a member;
■	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Fund and of Fund shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and

■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and distribution and service (12b-1) fees.

The Investment Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Investment Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by PI, the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Investment Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the Fund for the most recently completed fiscal year.

Fund	Investment Management Fee Rate*	Aggregate Investment Management Fees for Fiscal Period Ended July 31, 2014**
Prudential Core Bond Fund	0.45% of average daily net assets	$428,627

*Effective January 22, 2015, the investment management fee rate was contractually reduced to 0.35% of average daily net assets.

**During 2014, the Fund changed its fiscal year-end from October 31 to July 31. The figure shown above is for the fiscal period from November 1, 2013 through July 31, 2014.

Directors and Officers of PI

The principal occupations of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Chief Operation Officer, Officer-in-Charge, President	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

Set forth below is a list of the Officers of the Trust who are also officers or directors of PI.

Name	Position with Trust	Position with PI
Scott E. Benjamin	Vice President	Executive Vice President
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Chad A. Earnst	Chief Compliance Officer	Chief Compliance Officer
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary
Stuart S. Parker	President	President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Treasurer and Vice President

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as Custodian for the Fund’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Distributor

Prudential Investment Management Services LLC (“PIMS”), Gateway Center Three, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Distributor of each class of shares of the Fund. PIMS distributes the Fund's shares under a Distribution Agreement with the Trust. The Trust also has a Distribution and Service Plan (the “Plans”) under Rule 12b-1 under the 1940 Act with respect to each of the Class A, Class C, and Class R shares offered by the Fund. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, Class C, Class Q, Class R and Class Z shares, and provides certain shareholder support services. The Trust pays distribution and other fees to PIMS as compensation for its services for Class A, Class C, and Class R shares of the Fund. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transfer Agent and Shareholder Servicing Agent

PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Trust’s Board has appointed BNY Mellon Asset Servicing (US) Inc. (BNYAS), 301 Bellevue Parkway, Wilmington, Delaware 19809, as sub-transfer agent to the Fund. PMFS has contracted with BNYAS to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.

For the fiscal period from November 1, 2013 through July 31, 2014, the Fund incurred $1,900 in fees for services provided by PMFS.

Brokerage

The Fund did not pay any commissions to affiliated broker dealers for the fiscal period ended July 31, 2014.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Fund receives contrary instructions from one or more of the shareholders. A copy of the Fund’s most recent annual and semi-annual reports may be obtained without charge by writing to PMFS, P.O. Box 9658, Providence, Rhode Island 02940 or by calling (800) 225-1852 (toll free). Any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Fund at the above address or telephone number.

Shareholder Proposals

The Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Shareholders of the Fund generally may submit proposals from the floor of the meeting. However, under state law, the purpose of any special meeting must be described in the meeting notice, so only items in the notice may be voted upon at a special meeting.

Shareholder Information

Information on the share ownership of the Fund is set forth in Exhibit C to this Information Statement.

Deborah A. Docs
Secretary

Dated: April 15, 2015

EXHIBIT A

THE TARGET PORTFOLIO TRUST

Target Intermediate-Term Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 22nd day of January, 2015 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Prudential Investment Management, Inc. (PIM or the Subadviser), a New Jersey corporation.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated April 1, 1994, with The Target Portfolio Trust, a Delaware business trust (the Trust), on behalf of its series, Target Intermediate-Term Bond Portfolio, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Target Intermediate-Term Bond Portfolio (the Fund)4, a series of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Fund's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust of the Trust, as amended, the By-laws of the Trust, the Prospectus of the Fund, and the Fund's valuation procedures and any other procedures adopted by the Board applicable to the Fund (and any amendments thereto) as provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Fund, co-operate with the Manager' (or their designees') personnel responsible for monitoring the Fund's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker, dealer or futures commission merchants affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or

4 On or about February 17, 2015, the Fund is expected to change its name to Prudential Core Bond Fund. The terms and conditions set out in this Agreement will remain unchanged following the name change, and the Agreement will continue in full force and effect following the name change.

the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, broker-dealers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund's account may seek identifying information about the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v) The Subadviser or an affiliate shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17 e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph l(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph l(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph l(d) hereof as the Manager may reasonably request.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(h) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Fund's portfolio securities, evaluating whether those market quotations are reliable for purposes of valuing the Fund's portfolio securities, evaluating whether those market quotations are reliable for determining the Fund's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Fund's portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(i) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall comply with the Fund Documents provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Fund Documents.

(k) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Fund that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102- 4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, Attention: Chief Legal Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Scott E. Benjamin
Name: Scott E. Benjamin
Title: Executive Vice President

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By: /s/ Steven B. Saperstein
Name: Steven B. Saperstein
Title: Vice President

SCHEDULE A

THE TARGET PORTFOLIO TRUST

Target Intermediate-Term Bond Portfolio

As compensation for services provided by Prudential Investment Management, Inc. (PIM), Prudential Investments LLC ( the Manager) will pay PIM an advisory fee on the net asset value of the portion of the Fund's portfolio that is managed by PIM that is equal, on an annualized basis, to the following:

Fund Name Advisory Fee

Target Intermediate-Term Bond Portfolio 0.20% of average daily net assets

Dated as of January 22, 2015.

 EXHIBIT B

MANAGEMENT OF PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) that was organized in 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. As of December 31, 2014, PIM managed approximately $934 billion in assets.

Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $543 billion in assets under management as of December 31, 2014, and is the unit of PIM that provides investment advisory services to the Fund.

Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

The table below lists the name, address, and position for PIM’s principal executive officer and each director.

Name & Address*	Position
James J Sullivan	Director, Senior Managing Director, Vice President
Betsy L. Friedman	Vice President, Operations
Catherine Verhoff	Chief Legal Officer
David A. Hunt	Chairman, President & CEO
Allen A. Arthur	Director, Senior Managing Director & Vice President
Scott L. Hayward	Director, Senior Managing Director & Vice President
Malcolm D. Durning	Senior Managing Director & Vice President
Eric B. Collinet-Adler	Senior Managing Director & Vice President
Teresa M. Gilbreath	Vice President and Chief Compliance Officer
Jurgen Muhlhauser	Director, Vice President & Controller

*Unless otherwise noted, the principal address for each director is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

COMPARABLE FUNDS FOR WHICH PIM SERVES AS ADVISER OR SUBADVISER

Fund	Net Assets (as of 12/31/2014)	Fee Schedule*
Prudential Asset Allocation Fund	$136.9 million	.25% of average daily net assets
Prudential Series Fund: Conservative Balanced Portfolio	$869.1 million	.24% of average daily net assets
Prudential Series Fund: Flexible Managed Portfolio	$1.1 billion	.24% of average daily net assets
PIM Subadvised Mutual Fund	$2.7 billion	.15% of average daily net assets to $500 million; .12% of average daily net assets on next $500 million; and .10% of average daily net assets in excess of $1 billion

Note: Net assets shown above reflect amounts managed by PIM. For funds where PIM manages a sleeve or segment of a fund, net assets are for the sleeve or segment managed by PIM.

*For most recently completed fiscal year.

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of February 9, 2015, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 9, 2015, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Fund were as follows:

Fund Name	Shareholder Name	Registration	Share Class	Shares/Percentage
Prudential Core Bond Fund	Special Custody Account for the Exclusive Benefit of Customers	2801 Market Street St. Louis, Missouri 63103-2523	Z	7,332,921.161 / 64%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Department	499 Washington Boulevard Jersey City, New Jersey 07310	Z	3,423,504.833 / 30%
	Special Custody Account for the Exclusive Benefit of Customers	2801 Market Street St. Louis, Missouri 63103-2523	Z	7,332,921.161 / 64%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Department	499 Washington Boulevard Jersey City, New Jersey 07310	Z	3,423,504.833 / 30%

C-1

THE TARGET PORTFOLIO TRUST

Prudential Core Bond Fund

(formerly, Target Intermediate-Term Bond Portfolio)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.prudentialfunds.com/info

This Notice is to inform you that an information statement (the “Information Statement”) regarding the appointment of a new subadviser of Prudential Core Bond Fund (the “Fund”), a series of The Target Portfolio Trust (the “Trust”), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Fund’s website to review a complete copy of the Information Statement, which contains important information about the new subadviser and subadvisory agreement.

As discussed in the Information Statement, at a meeting held on December 9-11, 2014, the Board of Trustees of the Trust approved the appointment of Prudential Investment Management, Inc. (“PIM”) as the sole subadviser of the Fund.

The Trust and the Fund’s investment manager, Prudential Investments LLC (“PI”), have received an exemptive order from the Securities and Exchange Commission that allows PI, subject to certain conditions, to hire new subadvisers and make changes to existing subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, the Fund is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about April 15, 2015, to all shareholders of record as of the close of business on February 2, 2015. A copy of the Information Statement will remain on the Fund’s website until at least July 14, 2015.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Fund at Prudential Mutual Fund Services, P.O. Box 9658, Providence, RI 02940 or by calling (800) 225-1852 (toll free). You can request a complete copy of the Information Statement until July 14, 2015. To ensure prompt delivery, you should make your request no later than July 7, 2015. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only and you are not required to take any action.

LR757